                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-12

                                          SOFTLOCK.COM, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                               SOFTLOCK.COM, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    Notice is hereby given that the Annual Meeting of Shareholders of SoftLock.Com, Incorporated (the "Company") will be held at the principal office of the Company, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754 on May 17, 2001 at Ten o'clock (10:00 a.m.) in the morning for the following purposes as set forth in the accompanying proxy statement:

1. To elect three (3) Class II directors to serve on the Board of Directors for the term of three (3) years or until their respective successors are duly elected and qualified;

2. To consider and act upon a proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Digital Goods, Inc.";

3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2001; and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Holders of record of the Company's common stock at the close of business on April 9, 2001 will be entitled to vote at the meeting. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the principal office of the Company, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754 during the ten (10) business days prior to the meeting.

    Whether or not you plan to attend the meeting, please date and sign the enclosed proxy and return it in the envelope provided. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the meeting, may withdraw it and vote in person. Attendance at the meeting is limited to shareholders, their proxies and invited guests of the Company.

                                          By Order of the Board of Directors

                                          /s/ Andrew Morrison

                                          Andrew Morrison, Secretary

Dated: [            ]

                               SOFTLOCK.COM, INC.
                       FIVE CLOCK TOWER PLACE, SUITE 440
                          MAYNARD, MASSACHUSETTS 01754

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2001

                                PROXY STATEMENT

    The Board of Directors is soliciting proxies for use at the 2001 Annual Meeting of Shareholders of SoftLock.com, Inc. (the "Company" or "SoftLock") and at any adjournments thereof. The annual meeting will be held on May 17, 2001 at Ten o'clock (10:00 a.m.) in the morning at the principal office of the Company, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754. This proxy statement and the form of proxy will be mailed to shareholders beginning
[        ], 2001, together with a copy of the Company's 2000 annual report.

    Only shareholders of record of the Company's common stock and the Company's Series A, Series B and Series C Preferred Stock on April 9, 2001 are entitled to vote at the annual meeting. On April 9, 2001, the Company had [ ] shares of common stock issued and outstanding, 53,435 shares of Series A Preferred Stock issued and outstanding, 45,626 shares of Series B Preferred Stock issued and outstanding and 36,649 shares of Series C Preferred Stock issued and outstanding. Each share of common stock entitles the holder to one vote. Each share of Series A, Series B and Series C Preferred Stock is entitled to 100 votes per share. Holders of the common stock have [ ]% of the general voting power, holders of Series A Preferred Stock have [ ]% of the general voting power, holders of the Series B Preferred Stock have [ ]% of the general voting power and holders of Series C Preferred Stock have [ ]% of the general voting power. Holders of common stock and Series A, Series B and Series C Preferred Stock will vote together, without regard to class, on all matters to be voted upon at the annual meeting. On April 9, 2001, the outstanding voting securities
of the Company consisted of [            ] shares.

    SHAREHOLDERS ARE URGED TO READ CAREFULLY EACH PROPOSAL CONTAINED IN THIS PROXY STATEMENT BEFORE VOTING ON THE PROPOSALS.

HOW YOU CAN VOTE

    If you return your signed proxy before the annual meeting, the proxy holders will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some or none of the nominees for directors. If you do not specify on your proxy card how you want to vote your shares, the proxy holders will vote them "for" the election of the nominees for director under "Election of Director" and "for" the other proposals described in this proxy statement.

    The presence in person, by teleconference or by proxy of holders of shares constituting a majority of the votes entitled to vote at the meeting will constitute a quorum. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors. Abstentions will be counted in the tabulation of votes cast on the other proposals presented to stockholders, while broker non-votes will not be counted.

REVOCATION OF PROXIES

    Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. It may be revoked:

    - by filing with the Secretary of the Company an instrument of revocation;

    - by presenting at the meeting a duly executed proxy bearing a later date;
      or

    - by attending the meeting and electing to vote in person.

REQUIRED VOTES

    Directors will be elected by a plurality of the votes of the shares of voting stock present in person or represented by proxy properly cast at the meeting. The affirmative vote of the holders of at least a majority of the combined number of votes attributable to the outstanding shares of the Company's Common and Preferred Stock entitled to vote thereon is required for adoption of the proposal to amend the Certificate of Incorporation. The affirmative vote of the holders of at least a majority of the combined number of votes attributable to the outstanding shares of the Company's Common and Preferred Stock voting thereon at the meeting is required to ratify the selection of the independent certified public accountants. Holders of shares of Series A, Series B and Series C Preferred Stock are entitled to 100 votes per share. Holders of shares of common stock are entitled to one vote per share of common stock. Holders of Common and Preferred Stock will vote together as a single class.

    The present officers and directors of the Company, together, are entitled to vote shares of the Company's common stock and Series A, Series B and Series C Preferred Stock representing approximately [ ]% of the combined number of votes attributable to the outstanding shares of voting stock. The present officers and directors have indicated their intent to vote in favor of the election of the nominees for director and in favor of the other proposals described in this proxy statement.

EXPENSE OF SOLICITATION

    The Company will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the accompanying proxy and any additional material that may be furnished to shareholders. The Company may also retain the services of a proxy solicitation firm. The Company has not made any arrangements to do so as of the date of this proxy statement, and does not presently have estimates as to the cost of such services. Directors, officers and regular employees of the Company may solicit proxies personally, by telephone or telegram but no additional compensation will be paid to them. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

    The Company does not know of any other matters to be presented or acted upon at the meeting. If any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

PROPOSALS OF SHAREHOLDERS

    Shareholders of the Company who intend to present a proposal for action at the 2002 Annual Meeting of Shareholders of the Company must notify the Company's management of such intention by written notice received at the Company's principal executive offices not later than [120 days from the mailing date] for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting; unless the date of the annual meeting has been changed by more than thirty days from the date contemplated at the time of the previous year's proxy statement, in which case the notice must be received not less than 60 days before the date set forth for the meeting.

    In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a shareholder proposal to be raised at its 2002 Annual Meeting on or before
[      ], 2002, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS I DIRECTORS

    The Company's Board of Directors currently consists of eight (8) directors. The Board of Directors is divided into three (3) classes designated as Class I, Class II and Class III, respectively. Two (2) directors serve as the Class I directors, three (3) directors serve as Class II directors and three
(3) directors serve as Class III directors. Each director is elected for the term assigned to each such class in the Company's Amended Bylaws and until his respective successor is duly elected and qualified. Directors are elected on a rotating basis at each succeeding annual meeting of the shareholders. Directors shall be elected for a full term of three (3) years to succeed the directors of each class whose terms expire at that annual meeting.

    Three (3) Class II directors will be elected at this meeting. The Board of Directors has proposed the following nominees for election as Class II directors for a term of three (3) years or until their respective successors are duly elected and qualified: Geoffrey de Lesseps, Jonathan Schull and Leigh E. Michl.

    The nominees have consented to be named and have indicated their intent to serve, if elected. The Company has no reason to believe that the nominees are unavailable for election. However, if any nominee or all nominees become unavailable for any reason, the persons named as proxies may vote for the election of another person or persons for that office as the Board of Directors of the Company may recommend in the place of that nominee or those nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of the nominees. Directors will be elected by a plurality of the votes of the shares of voting stock present in person or represented by proxy properly cast at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOLLOWING NOMINEES.

    Certain information regarding the nominees is set forth in the table and text below. The following table sets forth the name, age and term of office as director for the nominees for election as directors and their present position(s) with the Company:

                                                          DIRECTOR     TERM
DIRECTOR                                         AGE       SINCE     EXPIRES    POSITION
--------                                       --------   --------   --------   --------
Geoffrey de Lesseps..........................     37        1999       2001     Director
Jonathan Schull..............................     48        1998       2001     Director
Leigh E. Michl...............................     39        2000       2001     Director

BIOGRAPHY OF DIRECTOR NOMINEES

    GEOFFREY A. DE LESSEPS, 37, has been a director of the company since March of 1999. From 1994 to the present Mr. de Lesseps has been a management consultant with Computer Sciences Corporation (CSC). He is a Partner at CSC and currently runs the Financial Services management consulting practice for the Consulting Group, focused on eBusiness strategy. Prior to joining CSC's Index Group, Mr. de Lesseps was a turnaround management consultant specializing in advising distressed companies on reorganization and recapitalization issues, and held the title of Director of Finance and Acquisitions for Kaiser Ventures from 1991 to 1993.

    JONATHAN SCHULL, PH.D., 48, founded SoftLock Services in 1992, served as its president from July 1998 to July 1999 and has been a director of the Company since July 1998. Prior to founding SoftLock Services, Dr. Schull was a tenured professor of Biological Psychology at Haverford College in Haverford, Pennsylvania. Mr. Schull is the Company's chief technology officer.

    LEIGH E. MICHL, 39, is a Managing Director of Ascent Venture Partners, a Boston-based venture capital firm. Ascent manages over $250 million in committed capital and specializes in early stage information technology investments. Prior to co-founding Ascent, Leigh spent eleven (11) years with Pioneer Capital Corporation, where he was a Vice President and General Partner. Prior to joining Pioneer Capital, Mr. Michl held business analysis and audit positions in the Corporate Finance department of The Pioneer Group, Inc. Previously, he held a variety of positions in finance, auditing, and accounting at the General Electric Company, where he also completed that firm's Financial Management Program. Mr. Michl holds a BA in Economics from Bates College and an MS in Finance from Boston College. He currently also serves as a director of ClinCare, Synchronicity, and Visualization Technology. Prior Directorships include Catamount Manufacturing, Nabnasset Corporation, Network Engines, Pharmco Products, SDC Software Partners Corporation, and VST Technologies.

NOMINATION OF DIRECTORS

    Under the Company's Amended Bylaws, if a shareholder, who is a shareholder of record of a class of shares entitled to vote for the election of directors both on the record date and at the time the shareholder provides the notice described below, wishes to make a director nomination at a shareholder meeting, then that shareholder must give written notice of his or her intent to make that nomination. A nomination notice must be delivered in person or by United States mail, postage prepaid, to SoftLock.com, Inc., Attention: Secretary or Assistant Secretary, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754.

    To be valid, a nomination notice must be received:

    (i) on or after April 1 and before May 1 of the year in which the meeting will be held if the meeting is to be an annual meeting, or

    (ii) not less than sixty (60) days before an annual meeting if the date of the annual meeting has been changed by more than thirty (30) days, or

   (iii) not later than the close of business on the 10th day following the day on which notice of a special meeting of shareholders called for the purpose of electing directors was first given to shareholders.

    Each nomination notice must set forth as to each person who the shareholder proposes to nominate:

    - the name, age, business address and residence address of that person,

    - the principal occupation or employment of that person,

    - the class and number of shares of the Company which are beneficially owned by that person,

    - all other information that is required to be disclosed about nominees for election as directors in solicitations of proxies for the election of directors under the rules and regulations of the Securities and Exchange Commission.

    Each nominee notice must also set forth as to the shareholder giving notice:

    - the name and address of that shareholder as they appear on the Company's transfer books,

    - the class and number of shares of the Company beneficially owned by that shareholder,

    - a representation that the shareholder is a shareholder of record at the time of giving the nomination notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

    - a description of all arrangements or understandings, if any, between that shareholder and each nominee and any other person or persons (including their names) pursuant to which the nomination or nominations are to be made.

    Each nomination notice shall be accompanied by the written consent of each proposed nominee to serve as director if elected and the consent must contain a statement from the proposed nominee to the effect that the information about him contained in the nomination notice is correct. The presiding officer of the meeting of shareholders may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

DIRECTORS

    The following persons are the present directors of the Company. The table sets forth their name, age, term of office as director and their present positions with the Company.

                                        DIRECTOR     TERM
DIRECTOR                       AGE       SINCE     EXPIRES    POSITION
--------                     --------   --------   --------   --------
Ronald Dunn................     54        2000       2002     Director
George Middlemas...........     54        2001       2002     Director
Geoffrey de Lesseps........     37        1999       2001     Director
Jonathan Schull............     48        1998       2001     Director, Chief Technology Officer
Leigh E. Michl.............     39        2000       2001     Director
N. Adam Rin................     51        1999       2002     Director
Scott W. Griffith..........     42        1999       2003     Director, Chief Executive Officer and President
Richard N. Gold............     56        1999       2003     Director

    SCOTT W. GRIFFITH, 42, has been the President of the Company since May 5, 2000, the Chief Executive Officer of the Company since April 17, 2000 and a director of the Company since December 1999. Previous to his employment with the Company, Mr. Griffith was the President and CEO of Information America from
June 1992 to September 1999, a leading provider of on-line information. Under his leadership, Information America experienced a dramatic turnaround of its core online public records business and launched the leading Internet directory KnowX.com. From January 1996 to June 1998, Mr. Griffith was a founding partner at Treacy & Company, a business strategy and investment firm. Previously, from February 1992 to December 1995, he was also a Principal at The Parthenon Group where he was actively involved in principal investing and senior advisory services to Fortune 1000 companies and institutional investors. Mr. Griffith has held operating positions at The Boeing Company and Hughes Electronics.
Mr. Griffith earned his BS in engineering from Carnegie Mellon University in 1981 and his MBA from the University of Chicago in 1990.

    JONATHAN SCHULL, PH.D., 48, founded SoftLock Services in 1992, served as its president from July 1998 to July 1999 and has been a director of the Company since July 1998. Prior to founding SoftLock Services, Dr. Schull was a tenured professor of Biological Psychology at Haverford College in Haverford, Pennsylvania.

    RICHARD N. GOLD, 56, has been a director of the Company since
September 1999. From 1981 to the present, Mr. Gold has served as President of R.N. Gold & Company, Inc., a strategic planning and marketing management consulting firm. From 1977 to 1981, Mr. Gold held the position of Executive Vice President and Director of Glendinning Associates, also a management consulting firm. Mr. Gold worked for Procter and Gamble, Inc. as a Brand Manager from 1971 to 1976, and previously was employed as a teacher with the New York City Public Schools from 1968 to 1971.

    LEIGH MICHL, 39, is a Managing Director of Ascent Venture Partners, a Boston-based venture capital firm. Ascent manages over $250 million in committed capital and specializes in early stage information technology investments. Prior to co-founding Ascent, Leigh spent eleven (11) years with Pioneer Capital Corporation, where he was a Vice President and General Partner. Prior to joining Pioneer Capital, Mr. Michl held business analysis and audit positions in the Corporate Finance department of The Pioneer Group, Inc. Previously, he held a variety of positions in finance, auditing, and accounting at the General Electric Company, where he also completed that firm's Financial Management Program. Mr. Michl holds a BA in Economics from Bates College and an MS in Finance from Boston College. He currently also serves as a director of ClinCare, Synchronicity, and Visualization Technology. Prior Directorships include Catamount Manufacturing, Nabnasset Corporation, Network Engines, Pharmco Products, and SDC Software Partners Corporation, and VST Technologies.

    GEOFFREY A. DE LESSEPS, 37, has been a director of the company since March of 1999. From 1994 to the present Mr. De Lesseps has been a management consultant with Computer Sciences Corporation (CSC). He is a Partner at CSC and currently runs the Financial Services management consulting practice for the Consulting Group, focused on eBusiness strategy. Prior to joining CSC's Index Group, Mr. de Lesseps was a tunaround management consultant specializing advising distressed companies on reorganization and recapitalization issues, and held the title of Director of Finance and Acquisitions for Kaiser Ventures from 1991 to 1993.

    N. ADAM RIN, 51, has been a director of the Company in December 1999.
Dr. N. Adam Rin is currently Managing Director, SI Ventures, a venture capital spin-off of GartnerGroup, focusing on investments in early- to mid-stage companies in B2B eCommerce or enabling technologies for eBusiness. Prior to SI Ventures, he was an executive vice president of GartnerGroup, Inc. where he served for over a decade, the last five years of which he directed the Gartner Research organization which encompassed the worldwide analysts for its Research and Advisory Services (RAS), Datapro, and Dataquest services.

    RONALD DUNN, 54, has been a director of the Company since June 2000. In
July 1998, Mr. Dunn became the Chief Executive Officer, Academic & International Group of Thomson Learning (formerly International Thomson Publishing). Previously, Mr. Dunn was President of the Information Industry Association (IIA) from June 1995 to June 1998. IIA is widely recognized as a leader in addressing public policy, business and technology issues that shape the information marketplace. Prior to IIA, Mr. Dunn was a business development consultant for McGraw-Hill's Educational and Professional Publishing Group and President of the McGraw-Hill College Division.

    [MIDDLEMAS BIOGRAPHY]

EXECUTIVE OFFICERS

    Following are the persons who are the executive officers of the Company, their age, their current title and their positions held during the last five
(5) years:

    ANDREW MORRISON,   , has been Executive Vice President and CFO of the
Company since August 2000. Prior to joining the Company Mr. Morrison was CFO and Corporate Secretary for AAF-McQuay, Inc. from November 1997 to November 1999. From November 1995 to November 1997 Mr. Morrison was Treasurer and Corporate Secretary for AAF-McQuay Inc.

    KURT DRESSEL, [ ], has been Executive Vice-President, Marketing and Sales of the Company since July 2000. Prior to joining the Company Mr. Dressel was Senior Vice President, Marketing and Business Development for MediaBridge Technologies, Inc., from April 1999 to July 2000. From November 1998 through March 1999, Mr. Dressel was the President and CEO of Quark Marketing, Inc and Vice President, Sales and Marketing of Quark, Inc. Previously, from
November 1995 through

July 1998, Mr. Dressel held the position of Vice President, Sales and Marketing for Gannett Media Technologies, a unit of Gannett Co., Inc.

    MICHAEL DZICZKOWSKI, 31, has been the Corporate Controller of the Company since April 1, 2000 and Vice President and Controller since August 7, 2000. Prior to joining the Company, Mr. Dziczkowski was with Deloitte & Touche LLP, where he attained the level of senior manager in their audit practice.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held 18 meetings during the calendar year 2000, acted by written consent 10 times during the year and also met informally. The Company has standing Audit, Compensation and Executive Committees of the Board of Directors. The Company has no other standing committees. During 2000, no member of the Board attended fewer than seventy-five percent (75%) of the total number of full Board or Committee meetings convened by the Board of Directors after being appointed.

    AUDIT COMMITTEE. George Middlemas, Ronald Dunn and Leigh Michl are independent Directors and currently serve on the Audit Committee. The Audit Committee is charged with, among other things, the review with our auditors of the general scope of our annual audit; review of the annual audit; review of the auditor's management letter; and the implementation of any corrective measures, if so required. The Board of Directors has currently adopted a written charter for the Audit Committee, a copy if which is attached as Appendix A to this proxy statement. The Audit Committee met four (4) times, and from time to time had informal discussions, during the fiscal year ended December 31, 2000.

    COMPENSATION COMMITTEE. Geoffrey de Lesseps, N. Adam Rin and Richard N. Gold currently serve on the Compensation Committee. The Compensation Committee is charged with the review of officers' compensation, bonuses and the granting of stock options. The Compensation Committee has met informally six (6) times during the fiscal year ended December 31, 2000.

    EXECUTIVE COMMITTEE. There are currently no members of the Executive Committee. The Executive Committee has all power and authority of the Board in the management of the business and affairs of the Company. During fiscal 2000, the Executive Committee did not meet.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent (10%) shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 2000, the Company believes that each of the following officers, directors or holders of more than ten percent (10%) of the Company's common stock, through inadvertance, failed to file timely form 3 reports: N. Adam Rin, Kurt Dressel, Richard Gold, Michael Dziczkowski, Andrew Morrison, Scott Griffith, Jonathan Schull, Ronald Dunn, Francis Knott, Geoffrey deLesseps, Leigh Michl, SI Venture Fund II, L.P., SI Venture Management II, L.L.C. and Ascent Venture Partners. Each of Messrs. Schull, Dunn, Gold and Knott failed to file a Form 5 on a timely basis.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table discloses compensation received by the Company's former President and Chief Executive Officer, the current Chief Executive Officer, and the three next highest compensated executives for the fiscal year ended
December 31, 2000, as well as their compensation for each of the fiscal years ended December 31, 1999 and December 31, 1998. No other executive's total annual salary and bonus exceeded $100,000.

                                                                                 LONG TERM
                                                                               COMPENSATION
                                                                          -----------------------
                                 ANNUAL COMPENSATION                        AWARDS      PAYOUTS
                           -------------------------------                ----------   ----------
(A)                          (B)         (C)        (D)         (E)          (F)          (G)         (H)          (I)
                                                               OTHER      RESTRICTED   SECURITIES                  ALL
                                                               ANNUAL       STOCK      UNDERLYING     LTIP        OTHER
PRINCIPAL                                                     COMPEN-      AWARDED      OPTIONS/    PAYOUTS    COMPENSATION
NAME/POSITION                YEAR     SALARY($)   BONUS($)   SATION($)       ($)        SARS(#)       ($)          ($)
-------------              --------   ---------   --------   ----------   ----------   ----------   --------   ------------
Scott W. Griffith........    2000      173,392    100,000           --           --    1,988,292
Chairman, President and
CEO

Keith Loris(1)(2)........    2000      155,888         --           --           --           --         --            --
                             1999      146,250     45,000           --           --    1,182,870         --            --
                             1998       32,192         --           --           --           --         --            --

Robert Leone.............    2000      150,450     75,000           --           --       30,000         --            --
VP of Strategic Alliance     1999       28,846         --           --           --      100,000         --            --

Jonathan Schull..........    2000      115,228     22,500           --           --       21,125         --            --
Founder and Chief            1999       99,550     15,000           --           --           --         --            --
Scientist                    1998       67,686     21,633           --           --           --         --            --

Kurt W. Dressel..........    2000       77,818     35,000           --           --      325,000         --            --
EVP, Sales and Marketing

------------------------

(1) Mr. Loris served as Chief Executive Officer until April 17, 2000 and President until May 5, 2000 when he and the Company entered into a General Release and Separation Agreement (the "Separation Agreement"). Pursuant to the Separation Agreement, Mr. Loris received his current annual salary of $168,000 in semi-monthly payments until November 6, 2000.

(2) Under the terms of the Separation Agreement, Mr. Loris forfeited 630,864 of the options granted to him in 1998. On February 4, 2001, the remaining 552,006 options, which had vested, expired without being exercised.

SUMMARY OF STOCK OPTION COMPENSATION

    The Company's 1998 Stock Option Plan allows grants of stock options and other rights relating to common stock. The Company granted options to purchase up to 4,558,837 shares of common stock under the 1998 Stock Option Plan in 2000 and 33,838 options were exercised to purchase shares of common stock during 2000.

    The stock options granted to or exercised by Named Executive Officers during the year ended December 31, 2000 are as follows:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                             POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                  ANNUAL RATES OF STOCK PRICE
                                                                                  APPRECIATION FOR OPTION TERM
                                    NUMBER OF      % OF TOTAL               ----------------------------------------
                                    SECURITIES    OPTIONS/SARS
                                    UNDERLYING     GRANTED TO    EXERCISE
                                   OPTIONS/SARS   EMPLOYEES IN    PRICE     EXPIRATION
NAME                               GRANTED (#)    FISCAL YEAR     ($/SH)       DATE          5% ($)        10% ($)
----                               ------------   ------------   --------   ----------     -----------   -----------
Scott W. Griffith(1).............       20,000         0.4%        8.25       2/28/10         268,768       427,968
                                     1,164,670        25.5%        8.50       4/17/10      16,125,560    25,677,259
                                       349,401         7.7%        4.38        8/4/10       2,489,976     3,964,871
                                       454,221        10.0%        2.03       12/3/10       1,502,915     2,393,142

Keith Loris......................           --          --           --            --              --            --

Robert Leone.....................       30,000         0.7%        2.03       12/3/10          99,263       158,060

Jonathan Schull..................       12,500         0.3%       11.19        3/6/10         227,791       362,719
                                         3,750         0.1%        4.38        8/4/10          26,724        42,554
                                         4,875         0.1%        2.03       12/3/10          16,130        25,685

Kurt W. Dressel..................      250,000         5.5%        4.38       7/17/10       1,781,603     2,836,906
                                        75,000         1.6%        2.03       12/3/10         248,158       395,150

------------------------

(1) The Company had historically determined fair market value of its common stock based on a 90 day weighted average calculation of both its private and public equity transactions. This method was used based on management's belief that such calculated amount was more representative of the market price of the Company's common stock when compared to the Company's quoted market price on the Over the Counter Bulletin Board. As a result, the Company had priced its private stock issuances and set the exercise price of its stock option grants at amounts that differed from quoted market prices on the date of issuance. The Company has recorded non-cash compensation expense associated with these option grants in accordance with Generally Accepted Accounting Principals.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table sets forth information regarding stock option exercises in 2000 and unexercised stock options held by the officers listed in the Summary Compensation Table during the fiscal year ended December 31, 2000.

                                                                  NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-
                                                                 UNDERLYING UNEXERCISED        THE-MONEY OPTIONS/SARS
                                                                 OPTIONS/SARS AT FY END           AT FY END ($)(1)
                                                               ---------------------------   ---------------------------
(A)                                     (B)           (C)          (D)            (E)            (F)            (G)
                                  SHARES ACQUIRED    VALUE
NAME                                ON EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              ---------------   --------   -----------   -------------   -----------   -------------
Scott W. Griffith...............           --            --           --              --             --            --
Keith Loris (1)(2)..............           --            --      552,006               0        $94,448             0
Robert Leone....................           --            --           --              --             --            --
Jonathan Schull.................           --            --           --              --             --            --
Kurt W. Dressel.................           --            --           --              --             --            --

------------------------

(1) Amounts are based on the December 31, 2000 last reported closing price of our common stock of $1.062 per share as reported on the Nasdaq Small Cap Market.

(2) Under the terms of the Separation Agreement, the Company immediately vested 78,858 options to purchase the Company's common stock which had been previously granted to Mr. Loris pursuant to his employment agreement.
    Mr. Loris' remaining options to purchase the Company's common stock were forfeited. On February 4, 2001, all 552,006 options, which had vested, expired without being exercised.

OTHER INCENTIVE PLANS

    The Company currently does not have any long-term incentive plans or compensation plans for its executive officers and directors.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with the following executive officers: Scott W. Griffith and Jonathan Schull.

    SCOTT W. GRIFFITH. On April 17, 2000, the Company retained Scott W. Griffith to serve as its Chief Executive Officer and executed an employment agreement with him. Pursuant to this employment agreement dated April 17, 2000, Mr. Griffith will receive an annual base compensation for fiscal 2001 of $250,000. Mr. Griffith is also eligible to receive an annual incentive award, up to a maximum of 50% of his annual base compensation, pending the satisfaction of certain criteria specified in his employment agreement. In connection with the employment agreement, Mr. Griffith also received an option grant for 1,168,670 shares of common stock at an exercise price of $8.50 per share on April 17, 2000. The options will become exercisable over a period of four (4) years in accordance with the schedule set forth in the stock option agreement. In addition, on May 5, 2000, Mr. Griffith assumed the role of President of the Company.

    Prior to January 1, 1998, the Company entered into an employment agreement with Jonathan Schull, a founder of the Company and former president and director. The employment agreement reflects Mr. Schull's role as a founder of the Company and a key participant in the Company's growth.

    The material in the following report and the Performance Graph on page [ ] are not "soliciting material," are not deemed filed with the Commission and are not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of

1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE COMPENSATION COMMITTEES ON EXECUTIVE COMPENSATION

    The Company's Board of Directors approves all compensation decisions with regard to executive officers, including the Chief Executive Officer, based on recommendations from the Compensation Committee. The Compensation Committee is responsible for the establishment of all compensation and benefit programs, as well as the overall monitoring of those programs. The Company's compensation philosophy and executive compensation programs are discussed in this report.

    EXECUTIVE COMPENSATION PHILOSOPHY. In general, executive officers who are in a position to make a substantial contribution to the success and growth of the Company should have interests similar to those of the shareholders. Executive officers should be motivated by and benefit from increased shareholder value. Therefore, the Company believes that executive officers should hold a meaningful equity position in the Company through the purchase of common stock or the award of options to purchase common stock. The Company's Board of Directors believes that the executive compensation program must be competitive with those of other companies of comparable size and complexity in order to attract, retain and motivate talented individuals.

    EXECUTIVE COMPENSATION PROGRAM. The Company's compensation program consists of base salary and long-term incentives, generally in the form of options to purchase common stock.

    BASE SALARY. The Compensation Committee generally reviews and determines the relative levels of base salary for executive officers on an annual basis. In determining the levels of base salary for an executive officer, except with respect to the Chief Executive Officer, the Compensation Committee considers relative levels of responsibility and individual and Company performance. The Committee believes that base salaries of the Company's executive officers are below average relative to its national and regional peer companies as the Company continues its transition from a start up company to a more mature status. As the Company continues its growth, the Committee will continue to review the base salary levels of executive management to bring them more in line with national and regional peer companies.

    STOCK OPTIONS. An additional important aspect of the Company's compensation program is its use of stock options. As the Company has grown, it has sought to retain and attract key executives through the grant of stock options. Under the 1998 Stock Option Plan, the Committee may grant options to purchase common stock to Company employees, including executive officers. Option grants become exercisable over a period of time and generally have an exercise price equal to the fair market value of the common stock on the grant date, creating long term incentives to enhance the value of Company's common stock. The Committee considers the grant of options to executive officers and key managers on an annual basis. The number of options awarded and the related vesting periods are determined based upon management's contribution to Company's future growth and profitability. The options are also intended (a) as additional possible compensation that does not require the Company to pay additional cash expenses as it grows in revenues and (b) to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent. The Committee believes that the use of stock-based incentives ensures that the executive's interests are aligned with the long-term interests of the Company's shareholders.

    CHIEF EXECUTIVE OFFICER COMPENSATION. Keith Loris served as Chief Executive Officer until April 17, 2000. The Compensation Committee determined Mr. Loris' base salary after evaluating a number of factors, including salaries of chief executive officers of companies of comparable size in the industry, his performance and the Company's performance generally. Mr. Loris' base salary in 2000 was

$168,000. Although Mr. Loris no longer serves as Chief Executive Officer or President, pursuant to the Separation Agreement, Mr. Loris remained an employee of the Company and continued to receive his annual salary of $168,000 in semi-monthly payments until November 6, 2000. In addition, on May 5, 2000, the Company immediately vested 78,858 options to purchase the Company's common stock, which had been previously granted to Mr. Loris pursuant to his employment agreement. Mr. Loris' remaining options to purchase the Company's common stock were forfeited. On February 4, 2001, all 552,006 options, which had vested, expired without being exercised.

    Scott W. Griffith currently serves as the Company's President and Chief Executive Officer and will continue to serve in this capacity in 2001.
Mr. Griffith's compensation for fiscal 2000 was determined by the terms of an employment agreement entered into by and between the Company and Mr. Griffith on April 17, 2000. Under the terms of this employment agreement, Mr. Griffith received an annual base compensation for fiscal 2000 of $250,000. Mr. Griffith was also eligible to receive an annual incentive award, up to a maximum of 50% of his annual base compensation, pending the satisfaction of specific objectives set by the Board of Directors. Mr. Griffith received a bonus of $100,000 for fiscal 2000. In addition, Mr. Griffith was granted stock options to purchase 1,168,670, 349,401 and 454,221 shares of common stock at exercise prices of $8.50, $4.375 and $2.0313 per share, respectively, the then fair market value of the Company's common stock on the date of the grants. For the year 2001, Mr. Griffith will receive an annual base compensation of $250,000. Mr. Griffith is also eligible to receive an annual incentive award of up to a maximum of 50% of his annual base compensation pending the satisfaction of specific objectives set by the Board of Directors. Mr. Griffith's base salary and annual incentive award for future years will be determined by the Compensation Committee based upon the same factors employed by the Compensation Committee for executive officers generally.

    This report is submitted by the Compensation Committee, which currently consists of Geoffrey de Lesseps, Richard N. Gold, and N. Adam Rin.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    There are no "interlocks" as defined by the Securities and Exchange Commission with respect to any director who currently serves as a member of the Compensation Committee. Geoffrey de Lesseps, Richard N. Gold, and N. Adam Rin currently serve on the Compensation Committee and none of such persons has ever been an executive officer or employee of the Company.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Standards of Business Conduct. The Company's management has primary responsibility for preparing the Company's financial statements and financial reporting process. The Company's independent accountants, Deloitte & Touche LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

    In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61.

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

4.  Based on the review and discussion referred to in paragraphs (1) through
    (3) above, the Audit Committee recommended to the Board of Directors of the Company and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

    AUDIT FEES: The aggregate fees billed or to be billed by Deloitte & Touche LLP ("Deloitte") for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $54,400, including expenses.

    FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: There were no fees billed by Deloitte for professional services rendered to the Company, other than the services described above, relating to the fiscal year ended
December 31, 2000 were $145,400.

    The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

    Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers.

    The undersigned members of the Audit Committee have submitted this report of the Audit Committee.

                                          By Order of the Board of Directors,

                                              Leigh Michl
                                              Ronald Dunn
                                              George Middlemas

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of March 31, 2001, certain information with respect to beneficial ownership of the Company's Common Stock and Preferred Stock by: (i) each person known by the Company to own beneficially more than five percent of any of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock; (ii) each of the Company's directors and each of the executive officers; and (iii) all directors and executive officers as a group. The last column of the table indicates the number and percentage of all voting shares that is beneficially owned by the specific beneficial owner, with each share of preferred stock treated as one hundred voting shares.

                                                                                             NUMBER AND
                                                                                             PERCENT OF
                                                                AMOUNT OF         PERCENT    ALL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER    TITLE OF CLASS     BENEFICIAL OWNERSHIP   OF CLASS     SHARES
------------------------------------  ------------------   --------------------   --------   ----------
PRINCIPAL SHAREHOLDERS

SI Venture Fund II, L.P.(1).........  Series A Preferred            19,121          33.3%
  160 Linden Tree Road, Suite 100     Series B Preferred             4,688          10.0%
  Wilton, Connecticut 06897           Series C Preferred             9,817          26.8%

APEX Investment Fund IV, LP(2)......  Series A Preferred            14,260          27.7%
  225 W. Washington Street            Series B Preferred             4,547           9.7%
  Suite 1450                          Series C Preferred             9,528          26.0%
  Chicago, Illinois 60606

APEX Strategic Partners IV,           Series A Preferred               446             *
  LLC(2)............................  Series B Preferred               141             *
  225 W. Washington Street            Series C Preferred               289             *
  Suite 1450
  Chicago, Illinois 60606

RSA Security, Inc(3)................  Series A Preferred             4,902           9.5%
  36 Crosby Drive
  Bedford, MA 01730

Ascent Venture Partners(4)..........  Series A Preferred            14,706          28.6%
  255 State Street, 5th Floor         Series C Preferred             7,853          21.4%
  Boston, Massachusetts 02109

Ritchie Capital Management,           Series B Preferred             2,500           5.3%
  LLC(5)............................  Series C Preferred               187             *
  210 East State Street
  Batavia, Illinois 60510

Tudor Investment Corporation(6).....  Series B Preferred            18,750          40.0%
  Raptor Global Portfolio, Ltd.       Series C Preferred             7,853          21.4%
  Altar Rock Fund, L.P.
  40 Rowes Wharf, 2nd Floor
  Boston, Massachusetts 02110

RC Capital, LLC(5)..................  Series B Preferred             2,500           5.3%
  210 East State Street               Series C Preferred               187             *
  Batavia, Illinois 60510

RAM Trading, LTD.(5)................  Series B Preferred            12,500           9.9%
  210 East State Street               Series C Preferred               935
  Batavia, Illinois 60510

                                                                                             NUMBER AND
                                                                                             PERCENT OF
                                                                AMOUNT OF         PERCENT    ALL VOTING
NAME AND ADDRESS OF BENEFICIAL OWNER    TITLE OF CLASS     BENEFICIAL OWNERSHIP   OF CLASS     SHARES
------------------------------------  ------------------   --------------------   --------   ----------
Maurice R. LaFlamme(7)..............  Common Stock               1,368,326          10.6%
  34 Weatherly Court
  Jamestown, Rhode Island 02385

OFFICERS AND DIRECTORS(8)

Jonathan Schull(9)..................  Common Stock               2,505,337           9.4%

N. Adam Rin(10).....................  Common Stock               3,378,600          12.6%
  160 Linden Tree Road, Suite 100
  Wilton, Connecticut 06897

Keith Loris(11).....................  Common Stock                 568,006           2.1%

Francis J. Knott(12)................  Common Stock                 383,787           1.4%

Geoffrey de Lesseps(13).............  Common Stock                 220,399             *

Scott W. Griffith(14)...............  Common Stock               2,083,292           7.8%

Richard N. Gold(15).................  Common Stock                 120,000             *

Leigh E. Michl(16)..................  Common Stock               2,255,900           8.4%

Ronald Dunn(17).....................  Common Stock                  30,000             *

George Middlemas(18)................  Common Stock               2,921,100          10.9%

Kurt Dressel(19)....................  Common Stock                 325,000           1.2%

Michael Dziczkowski(20).............  Common Stock                 130,000             *

Andrew Morrison(21).................  Common Stock                 325,000           1.2%

All Officers and Directors as a       Common Stock              15,244,521          56.9%
  Group(22).........................

------------------------

1. N. Adam Rin serves as a director of the Company and is a managing member of SI Venture Management II, L.L.C., the general partner of SI Venture Fund II, L.P. Upon conversion of its Series A, Series B and Series C Preferred Stock, SI Venture Funds II, L.P. will receive 3,362,600 shares of the Company's common stock.

2. Because the Company understands that Apex Investment Fund IV, L.L.C. and Apex Strategic Partners IV, L.P. are affiliates of each other under applicable securities laws, the percentage of outstanding shares of Series A, Series B and Series C Preferred Stock beneficially owned, respectively, should be aggregated to accurately reflect the beneficial ownership of the affiliate entities. Upon conversion of its Series A, Series B and Series C Preferred Stock, Apex Investment Fund IV, L.L.C and Apex Strategic Partners, IV, L.P. will receive 2,921,100 shares of the Company's common stock.

3. Upon conversion of it Series A Preferred Stock, RSA Security, Inc. will receive 490,200 shares of the Company's common stock.

4. Leigh E. Michl serves as a director of the Company and is the managing director of Ascent Venture Management, Inc. Upon conversion of its Series A and Series C Preferred Stock, Ascent Venture Partners will receive 2,255,900 shares of the Company's common stock.

5.  Because Ritchie Capital Management, LLC, RC Capital, LLC and RAM
    Trading, Ltd. have affirmed in their filing on Schedule 13G, dated
    March 15, 2000, that they are members of a group, the percentage of outstanding shares of Series B and Series C Preferred Stock beneficially owned, respectively, should be aggregated to accurately reflect the beneficial ownership of the affiliate entities. Pursuant to letter agreements between the foregoing entities and us, these entities have agreed that they cannot be the "beneficial owner" of more than 9.9% of the securities of the Company within the meaning of Regulation 13D. Upon conversion of its Series B and Series C Preferred Stock, Ritchie Capital Management, LLC, RC Capital, LLC and RAM Trading, LTD. will receive 1,880,900 shares of the Company's common stock.

6. Because the Company understands that Tudor Investment Corporation, Raptor Global Portfolio, Ltd. and Altar Rock Fund, L.P. are affiliates of each other under applicable securities laws, the percentage of outstanding shares of Series B and Series C Preferred Stock beneficially owned, respectively, should be aggregated to accurately reflect the beneficial ownership of the affiliate entities. Upon conversion of its Series B and Series C Preferred Stock, Tudor Investment Corporation, Raptor Global Portfolio, Ltd. and Altar Rock Fund, L.P. will receive 2,660,300 shares of the Company's common stock.

7. Includes 133,827 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

8. Unless otherwise indicated, the officers and directors can be reached at the principal office of the Company, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754.

9. Includes 21,125 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

10. Includes common stock issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock held by SI Venture Fund II, L.P., of which N. Adam Rin is a managing member. Mr. Rin disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes 16,000 shares of the Company's common stock personally held by Mr. Rin.

11. Includes 552,006 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan. Mr. Loris is the former Chief Executive Officer of the Company. On February 4, 2001, all 552,006 options expired without being exercised.

12. Mr. Knott resigned from the Board of Directors in January, 2001. Includes 265,234 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

13. Includes 115,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

14. Includes 2,003,292 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

15. Includes 75,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

16. Includes common stock issuable upon conversion of Series A and Series C Preferred Stock held by Ascent Venture Partners, of which Leigh E. Michl is the managing director. Mr. Michl disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

17. Includes 30,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

18. Includes common stock issuable upon conversion of Series A, Series B and Series C Preferred Stock held by Apex Investment Fund IV L.P. and Apex Strategic Partner LLC, of which George Middlemas is a managing partner. Mr. Middlemas disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

19. Includes 325,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

20. Includes 130,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

21. Includes 325,000 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

22. Includes 3,841,757 shares of common stock issuable in connection with the exercise of options granted under the 1998 Stock Option Plan.

*   Less than 1%.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On September 22, 1999, the Company entered into a Note and Warrant Purchase Agreement (the "Warrant Purchase Agreement") with SI Venture Associates, LLC to acquire shares of the Company's Series A preferred stock for $1.25 million, provided that the Company can identify a second venture capital investor to contribute at least another $1.25 million. The Warrant Purchase Agreement further provides the right to appoint one (1) director to the Company's Board.

    On January 10, 2000, the Company issued 36,765 shares of Series A Preferred Stock to a group of four investors: SI Venture Fund II, L.P. ("SI"), Apex Investment Fund IV, L.P., Apex Strategic Partners IV, LLC (collectively, "Apex") and RSA Security Inc. ("RSA") for a purchase price of $102 per share for an aggregate purchase price of $3,750,030. In connection with the Series A Preferred Stock transaction, the Company entered into a Series A Preferred Stock Purchase Agreement dated as of December 30, 1999 as supplemented on January 7, 2000 with SI, Apex and RSA (collectively, the "Purchasers") and a Shareholders' and Rights Agreement with the Purchasers. The Company also filed a Certificate of Designation with the Delaware Secretary of State that provides the powers, preferences and rights of the Series A Preferred Stock, including, but not limited to, voting rights, redemption rights, liquidation preference, and dividend rights. Each share of Series A Preferred Stock is initially convertible into 100 shares of the Company's common stock, subject to certain anti-dilution adjustments, at any time at the holder's option at a conversion price of $1.02 per share of common stock and, further, is automatically convertible into common stock upon the occurrence of certain events.

    On February 14, 2000, the Company issued 46,875 shares of Series B Preferred Stock to a group of ten investors including, affiliates of Tudor Investment Corporation, Ritchie Capital as well as investors in an earlier round of financing, SI Venture Fund II, L.P. and Apex Investment Fund IV, L.P., for a purchase price of $160 per share for an aggregate purchase price of $7,500,000.

    In connection with the Series B Preferred transaction, the Company entered into a Series B Preferred Stock and Warrant Purchase Agreement dated as of February 10, 2000 with the investors (collectively, the "Purchasers") and an Amended and Restated Shareholders' and Rights Agreement with the Purchasers, the holders of the Series A Preferred Stock. The Company also filed a Certificate of Designation with the Delaware Secretary of State that states the powers, preferences and rights of the Series B Preferred Stock including, but not limited to, voting rights, redemption rights, liquidation preference, and dividend rights. Each share of Series B Preferred Stock is initially convertible into 100 shares of the Company's common stock, subject to certain anti-dilution adjustments, at any time at the holder's option and, further, is automatically convertible into common stock upon the occurrence of certain events.

    Concurrent with the Series B Preferred Stock transaction, the Company issued 14,706 shares of Series A Preferred Stock to Ascent Venture Partners III, L.P. ("Ascent") for $102 per share for an aggregate purchase price of $1,500,000. In connection with the investment by Ascent, the Company agreed to appoint an Ascent representative to its Board of Directors.

    On November 10, 2000, the Company entered into a Shareholder Agreement with the holders of approximately 97% of the Company's Series B Preferred Stock pursuant to which these shareholders agreed, subject to various conditions, that they would not trade in the Company's securities until June 1, 2001. In connection with the execution of the Shareholder Agreement, the Company issued to these shareholders warrants to purchase an aggregate of 1,825,040 shares of the Company's Common Stock at an exercise price of not less than $2.25 per share.

    On December 21, 2000, the Company issued 36,649 shares of Series C Preferred Stock to a group of nine investors, all of whom had participated in earlier rounds of financing for a purchase price of $191 per share for an aggregate purchase price of $7,000,000. The investors included Apex, Ascent

Venture Partners, SI and affiliates of Tudor Investment Corporation and Ritchie Capital. These investors were also issued three warrants: one warrant to purchase Series C Preferred Stock and two additional warrants to purchase common stock. The Series C Preferred Stock warrants are immediately exercisable for an aggregate of 9,162 shares. The first warrant to purchase common stock becomes exercisable on August 1, 2001 if a registration statement for the shares of common stock issuable upon conversion of the Series C Preferred Stock is not declared effective by the SEC by that date. The second warrant to purchase common stock becomes exercisable on October 15, 2001 if such registration statement has not been declared effective by the SEC by that date.

    In connection with the Series C Preferred transaction, the Company entered into a Series C Preferred Stock and Warrant Purchase Agreement dated as of December 21, 2000 with the Series C investors and an Amended and Restated Shareholders' and Rights Agreement with the holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C investors. The Company also filed a Certificate of Designation with the Delaware Secretary of State that states the powers, preferences, and rights of the Series C Preferred Stock, including but not limited to, voting rights, liquidation preference and dividend rights. Each share of Series C Preferred Stock is initially convertible into 100 shares of the Company's Common Stock, subject to certain anti-dilution adjustments, at any time at the holder's option and, further, is automatically convertible into common stock upon the occurrence of certain events.

    The Company has adopted a policy providing that all transactions between the Company and related parties will be subject to approval by a majority of all disinterested directors and must be on terms no less favorable than those that could otherwise be obtained from unrelated third parties.

                           COMPANY PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on the common stock of the Company from May 5, 1998 to December 31, 2000 with the cumulative total return on the Nasdaq Stock Market for United States Companies ("Nasdaq Stock Market Index") and the Hambrocht & Quist Internet Index ("H&Q Index") over the same period. This graph assumes a $100 investment at June 2, 1997 (when the Company first started trading) in the Company's common stock and in each of the indices and reinvestment of all dividends, if any.

    The graph displayed below is presented in accordance with the Securities and Exchange Commission requirements. You are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph is not intended to reflect the Company's forecast of future financial performance. The graph was prepared by Carl Thompson Associates with data from Bloomberg Financial Markets.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                    5-MAY-98  31-DEC-98  31-DEC-99  31-DEC-00
DIGS                     100     192.59     114.81      31.48
NASDAQ                   100     117.58      218.2     132.47
H&Q Internet Index       100     162.43     563.19      216.7

                                 PROPOSAL NO. 2

                 AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

    At the meeting, you will be asked to consider and vote upon a proposal to change the name of the Company from "SoftLock.com, Inc." to "Digital
Goods, Inc.", by means of an amendment to the Company's Certificate of Incorporation. The Board of Directors has adopted resolutions approving the corporate name change and recommending that the corporate name change be submitted to the shareholders for their approval at the meeting. If the corporate name change is approved, the corporate name change and the proposed amendment to the Company's Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware, which is expected to occur shortly after shareholder approval.

    The new name signifies the Company's increased focus on helping leading content publishers maximize the sale of rights-protected digital content. The new name reflects the Company's blend of digital rights management technology, creative interactive marketing services, and experience selling secure digital content. Accordingly, the board of directors has decided that the Company's Certificate of Incorporation should be amended to change the Company's corporate name to Digital Goods, Inc.

    The board of directors believes that the corporate name change, and accordingly the proposed amendment, are in the best interests of the Company and its shareholders and recommends that the shareholders approve the corporate name change and the proposed amendment to the Company's Certificate of Incorporation.

    The affirmative vote of the holders of at least a majority of the Company's issued and outstanding shares is required for approval of the corporate name change and the proposed amendment to the Certificate of Incorporation. Abstentions and broker non-votes will have the effect of "no" votes.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2

                            ------------------------

                                 PROPOSAL NO. 3

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors recommends that the stockholders ratify the selection of Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the year ending December 31, 2001.

    During the 1998 and 1999 fiscal years and through January 7, 2000, the Company did not consult with Deloitte & Touche LLP concerning the Company's financial statements. Upon its engagement on January 7, 2000, Deloitte & Touche, LLP prepared audited financial statements for fiscal years ended 1997, 1998 and 1999. It is expected that a representative of Deloitte & Touche, LLP will be present at the Meeting, have an opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

    Abstentions and broker non-votes will have the effect of negative votes.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3

                            ------------------------

                         ANNUAL REPORT TO SHAREHOLDERS

    The Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 as filed with the Securities and Exchange Commission is being delivered with this proxy statement to the Company's shareholders. Upon request of a stockholder of the Company, the Company will provide, without charge, to the stockholder a copy of any and all information that has been incorporated by reference in this proxy statement. Requests should be sent to SoftLock.com, Incorporated, Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754
Attention: Andrew Morrison.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          /s/ Andrew Morrison

                                          Andrew Morrison, Secretary

                                   APPENDIX A

                 AUDIT COMMITTEE CHARTER OF SOFTLOCK.COM, INC.

    THE AUDIT COMMITTEE IS A COMMITTEE OF THE BOARD OF DIRECTORS. ITS PRIMARY FUNCTION IS TO ASSIST THE BOARD IN FULFILLING ITS OVERSIGHT RESPONSIBILITIES BY REVIEWING THE FINANCIAL INFORMATION, WHICH WILL BE PROVIDED TO THE SHAREHOLDERS AND OTHERS, THE SYSTEMS OF INTERNAL CONTROLS WHICH MANAGEMENT AND THE BOARD OF DIRECTORS HAVE ESTABLISHED, AND THE AUDIT PROCESS. IN MEETING ITS RESPONSIBILITIES, THE AUDIT COMMITTEE IS EXPECTED TO:

1. Provide an open avenue of communication between the independent accountant, outside corporate general counsel, and the board of directors.

2.  Review and update the committee's charter annually.

3. Meet four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

4. Recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, conduct an annual performance review, and review and approve the discharge of the independent accountants.

5. Recommend to the board of directors the outside corporate general counsel to be appointed, approve the compensation of the outside general counsel, conduct an annual performance review, and review and approve the discharge of the outside general counsel.

6. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

7. Inquire of management and the independent accountant about significant risks or exposures, and assess the steps management has taken to minimize such risks to the company.

8. Consider, in consultation with the independent accountant, the audit scope and plan of the independent accountant.

9.  Consider and review with the independent accountant:

    - The adequacy of the company's internal controls including computerized information systems controls, other system information controls and security.

    - Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination:

    - The company's annual financial statements and related footnotes.

    - The independent accountant's audit of the financial statements, accompanying footnotes, and his or her report thereon.

    - Any significant changes required in the independent accountant's audit plan.

    - Any serious difficulties or disputes with management encountered during the course of the audit, including any restrictions on the scope of their work or access to required information.

    - Significant findings during the year.

    - Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

11. Review filings with the SEC and other published documents containing the company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

12. Review with management and the independent accountant the interim financial report before it is filed with the SEC or other regulators.

13. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant.

14. Review with the independent accountant the results of their review of the company's monitoring compliance with the company's code of conduct.

15. Review legal and regulatory matters and significant pending litigation that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

16. Meet with the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

17. Advise management they are expected to provide a timely analysis of significant current financial reporting issues and practices.

18. Provide that management and the independent accountant discuss with the committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used particularly concerning the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

19. Report committee actions to the board of directors with such recommendations, as the committee may deem appropriate.

20. Prepare a letter for inclusion in the annual report that describes the committee's composition and responsibilities, and how they were discharged.

21. The audit committee will include a report in the proxy statement containing all required information including the committee's:

    - review of the financial statements with management

    - discussion with the independent accountants of those matters required by SAS 61, Communications with Audit Committees

    - receipt of the formal written independence Standard No. 1, Independence Discussions with Audit Committees and for related independence dialog with the auditors

    - recommendation to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K

22. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

23. The committee will perform such other functions as assigned by law, the company's charter or bylaws, or the board of directors.

24. The committee will submit all minutes of its meetings to the board of directors.

    The membership of the audit committee shall consist of at least three independent members of the board of directors who shall serve at the pleasure of the board of directors. All members of the audit committee must be able to read and understand financial statements and at least one member must have financial sophistication, including being or having been a CEO, CFO, or other senior officer with financial oversight responsibilities. Audit committee members and the committee chairman shall be designated by the full board of directors.

    The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

                           SOFTLOCK.COM, INCORPORATED

                      PROXY-ANNUAL MEETING OF STOCKHOLDERS

                                  May 17, 2001

    The undersigned hereby appoints Scott Griffith or Andrew Morrison or either one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of SoftLock.com, Incorporated to be held on Friday, May 17, 2001 at the principal office of SoftLock.com at Five Clock Tower Place, Suite 440 Maynard, Massachusetts 01754 and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of SoftLock.com, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth on the reverse side.

    PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                SEE REVERSE SIDE

                               SOFTLOCK.COM, INC.

Dear Shareholder:

    There are three actions to be considered at the annual meeting, May 17, 2001 that require your vote.

    Your vote counts, and you are strongly encouraged to exercise your right to vote.

    Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then, please sign the card and return it in the enclosed, paid envelope.

    Your vote must be received by the annual meeting date of May 17, 2001 to be considered. Thank you for your prompt attention to this matter.

Sincerely,

/s/ Andrew Morrison
SoftLock.com, Inc.

                                  DETACH HERE

/X/ Please mark votes as in this example.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSALS 2 AND 3.

1.   ELECTION OF DIRECTORS: Nominees: (01) Geoffrey de Lesseps, (02) Jonathan Schull and (03) Leigh E. Michl

     / / FOR ALL NOMINEES    / / WITHHELD FROM ALL NOMINEES

     / / -------------------------------------------------------------
     For the nominee(s) written above by the undersigned stockholder

2.   TO APPROVE AN AMENDMENT TO SOFTLOCK.COM'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF SOFTLOCK.COM TO
     "DIGITAL GOODS, INC."

     FOR / /                 AGAINST / /                                  ABSTAIN / /

3.   TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE CURRENT
     FISCAL YEAR.

     FOR / /                 AGAINST / /                                  ABSTAIN / /

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [  ]

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature:__________________________________ Date:________________